AB FUNDS TRUST

           Flexible Income Fund               Equity Index Fund
           Growth & Income Fund               Value Equity Fund
           Capital Opportunities Fund         Growth Equity Fund
           Global Equity Fund                 Small Cap Equity Fund
           Low-Duration Bond Fund             International Equity Fund
           Medium-Duration Bond Fund          Money Market Fund
           Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498


April 24, 2002

Dear Shareholder:

         The enclosed Information Statement discusses action that will be taken with respect to the above-listed series ("Funds") of AB Funds Trust ("Trust"). The Annuity Board of the Southern Baptist Convention, a majority shareholder of each of the Funds, has approved by written consent the election of two trustees to the Trust's Board of Trustees, to become effective on May 14, 2002.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The enclosed documents are solely for your information.

         If you have any questions, please call 1-800-262-0511 and we will be glad to assist you. Thank you for your response and your continued support of AB Funds Trust.



                                         Very truly yours,

                                         /s/ O.S. Hawkins
                                         ----------------------------

                                         O.S. Hawkins
                                         President

                                 AB FUNDS TRUST

          Flexible Income Fund                    Equity Index Fund
          Growth & Income Fund                    Value Equity Fund
          Capital Opportunities Fund              Growth Equity Fund
          Global Equity Fund                      Small Cap Equity Fund
          Low-Duration Bond Fund                  International Equity Fund
          Medium-Duration Bond Fund               Money Market Fund
          Extended-Duration Bond Fund


                             2401 Cedar Springs Road
                            Dallas, Texas 75201-1498

                           -------------------------

                              INFORMATION STATEMENT

                           -------------------------

                                 APRIL 24, 2002

         This document is an Information Statement for shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each a series of AB Funds Trust (the "Trust"). SBC Financial Services, Inc. ("SBC Financial") serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201. The principal underwriter of the Funds is PFPC Distributors, Inc., whose principal office is at 400 Bellvue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about April 24, 2002 to the Funds' shareholders of record as of April 15, 2002.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The purpose of this Information Statement is to provide you with information regarding two individuals elected by the Annuity Board of the Southern Baptist Convention (the "Annuity Board") to serve as trustees on the Trust's Board of Trustees ("Board"). As disclosed in the Funds' prospectus, the Annuity Board at all times directly or indirectly controls the vote of at least 60% of each Fund's shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that the Annuity Board controls the vote on any matter that requires shareholder approval.

         The Funds will bear the expenses incurred in connection with preparing this Information Statement. The Funds commenced operations in August 2001. A copy of the Funds' annual report to shareholders for the fiscal year ended December 31, 2001 is available to shareholders upon request without charge. To request a copy of the annual report, call 1-800-262-0511 or write to the Funds at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

         Each whole share of a Fund is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote. As of April 15, 2002 there were issued and outstanding the following numbers of shares of each Fund:

---------------------------------------------------- ---------------------------
NAME OF FUND                                         SHARES OUTSTANDING
---------------------------------------------------- ---------------------------
Flexible Income Fund (Retirement Class)                          20,386,544.179
---------------------------------------------------- ---------------------------
Growth & Income Fund (Retirement Class)                          84,787,314.924
---------------------------------------------------- ---------------------------
Capital Opportunities Fund (Retirement Class)                    65,674,491.291
---------------------------------------------------- ---------------------------
Global Equity Fund (Retirement Class)                            60,309,046.707
---------------------------------------------------- ---------------------------
Money Market Fund (Retirement Class)                            908,525,995.870
---------------------------------------------------- ---------------------------
Low-Duration Bond Fund (Retirement Class)                        60,945,554.506
---------------------------------------------------- ---------------------------
Medium-Duration Bond Fund (Retirement Class)                     60,874,235.180
---------------------------------------------------- ---------------------------
Extended-Duration Bond Fund (Retirement Class)                   27,076,860.748
---------------------------------------------------- ---------------------------
Equity Index Fund (Retirement Class)                             24,227,530.448
---------------------------------------------------- ---------------------------
Value Equity Fund (Retirement Class)                             77,856,943.126
---------------------------------------------------- ---------------------------
Growth Equity Fund (Retirement Class)                            85,304,127,380
---------------------------------------------------- ---------------------------
Small Cap Equity Fund (Retirement Class)                         22,579,487.629
---------------------------------------------------- ---------------------------
International Equity Fund (Retirement Class)                     69,805,959.611
---------------------------------------------------- ---------------------------
Flexible Income Fund (Retail Class)                               1,618,112.827
---------------------------------------------------- ---------------------------
Growth & Income Fund (Retail Class)                               1,753,623.062
---------------------------------------------------- ---------------------------
Capital Opportunities Fund (Retail Class)                         1,131,315.139
---------------------------------------------------- ---------------------------
Global Equity Fund (Retail Class)                                 1,635,211.914
---------------------------------------------------- ---------------------------
Money Market Fund (Retail Class)                                 16,393,027.130
---------------------------------------------------- ---------------------------
Low-Duration Bond Fund (Retail Class)                             1,894,835.738
---------------------------------------------------- ---------------------------
Medium-Duration Bond Fund (Retail Class)                          1,610,473.994
---------------------------------------------------- ---------------------------
Extended-Duration Bond Fund (Retail Class)                        2,368,486.979
---------------------------------------------------- ---------------------------
Equity Index Fund (Retail Class)                                  1,714,835.033
---------------------------------------------------- ---------------------------
Value Equity Fund (Retail Class)                                  1,672,536.276
---------------------------------------------------- ---------------------------
Growth Equity Fund (Retail Class)                                 1,674,203.021
---------------------------------------------------- ---------------------------
Small Cap Equity Fund (Retail Class)                              1,591,609.695
---------------------------------------------------- ---------------------------
International Equity Fund (Retail Class)                          1,653,740.953
---------------------------------------------------- ---------------------------
Money Market Fund (Institutional Class)                           6,022,064.330
---------------------------------------------------- ---------------------------
Low-Duration Bond Fund (Institutional Class)                        612,942.876
---------------------------------------------------- ---------------------------
Medium-Duration Bond Fund (Institutional Class)                     621,952.709
---------------------------------------------------- ---------------------------
Extended-Duration Bond Fund (Institutional Class)                   612,200.842
---------------------------------------------------- ---------------------------
Equity Index Fund (Institutional Class)                             638,298.883
---------------------------------------------------- ---------------------------
Value Equity Fund (Institutional Class)                             639,497.068
---------------------------------------------------- ---------------------------
Growth Equity Fund (Institutional Class)                            622,407.639
---------------------------------------------------- ---------------------------
Small Cap Equity Fund (Institutional Class)                         617,240.903
---------------------------------------------------- ---------------------------
International Equity Fund (Institutional Class)                     645,856.762
---------------------------------------------------- ---------------------------

         A list of shareholders who owned beneficially or of record more than 5% of the shares of a class of a Fund as of April 15, 2002 is included in Appendix
A. To the knowledge of SBC Financial, the executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of April 15, 2002.


                ELECTION OF TWO TRUSTEES TO THE BOARD OF TRUSTEES

         The Annuity Board has voted for the election of James Ray Taylor and Joseph Mack to the Board, to become effective on May 14, 2002. At the commencement of the operations of the Trust in August 2001, the Board was comprised of six individuals. In November 2001 and February 2002, Dr. John Morgan, Dr. Anthony Jordan and Mr. Stephen C. Reynolds resigned their positions as trustees of the Trust. Drs. Morgan and Jordan and Mr. Reynolds served as Trustees who were not "interested persons" of the Trust as that term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Board is comprised of three individuals: George Tous van Nijkerk, Gerald B. Jones and Earl B. Patrick. The Trust's Trust Instrument provides that if elected, the nominees for election would hold office until their successors are elected and qualify. More information about each nominee is set forth below.

         Messrs. Taylor and Mack, the nominees for election, were nominated on February 27, 2002 by those members of the Board who are not "interested persons", as defined in the 1940 Act, and by the Annuity Board as majority shareholder of each Fund. As nominees for election to the Board, Messrs. Taylor and Mack have consented to be named in this Information Statement and to serve as Trustees if elected.

         The nominees for election are listed below, together with their principal occupations during the past five years. As of April 15, 2002, the executive officers, nominees and Trustees of the Trust, as a group, beneficially owned less than 1% of any class of any Fund.

                                                   NOMINEES FOR TRUSTEE *

------------------------------------- -------------------------- ----------------------- -------------------------
NAME, ADDRESS,                        PRINCIPAL OCCUPATIONS      NUMBER OF FUNDS IN      OTHER DIRECTORSHIPS
AND AGE                               DURING PAST 5 YEARS        FUND COMPLEX TO BE      HELD BY NOMINEE FOR
                                                                 OVERSEEN BY NOMINEE     TRUSTEE
------------------------------------- -------------------------- ----------------------- -------------------------
Joseph A. Mack, 62                    Director, Christian Life   13                      N/A
                                      Concerns, South Carolina
3400 Wilmot Avenue                    Baptist Convention
Columbia, SC 29205

------------------------------------- -------------------------- ----------------------- -------------------------
James Ray Taylor, 68                  Retired since 1994.        13                      N/A

3009 Tanglewood Park West
Fort Worth, TX 76109
------------------------------------- -------------------------- ----------------------- -------------------------

------------------

* This information has been furnished by each nominee. Trustees hold office until the next meeting of stockholders or until their successors are elected and qualify.

         Mr. Taylor was formerly a trustee of the Annuity Board, a non-profit corporation of which SBC Financial is an affiliate. Mr. Taylor ceased to perform any duties as trustee of the Annuity Board in February 2000, when he attended his last Annuity Board meeting. Technically, however, his term of service expired in June 2000. Mr. Taylor volunteered his time as trustee of the Annuity Board and did not receive any compensation. Mr. Taylor was one of approximately fifty Annuity Board trustees, whose primary duties related to oversight of various pension and benefit plans established and administered by the Annuity Board for various Southern Baptist entities.

         Mr. Mack was formerly a trustee of the Annuity Board; his term of service on the Annuity Board ended in 1999. Mr. Mack is a beneficiary of a health plan sponsored by the Annuity Board, and a beneficiary of the South Carolina Baptist Convention Annuity Plan.

         There were no meetings of shareholders, three regular meetings and no special meetings of the Board held during the fiscal year ended December 31, 2001.

         The Board has an Audit Committee, the members of which are Dr John Morgan, Dr Anthony Jordan, Steve Reynolds, and Earl Patrick. The Audit Committee met one time during the fiscal year ended December 31, 2001. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Trust's financial operations.

         The Board has a Nominating Committee, the members of which are all of the Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act (currently, Mr. Patrick is the sole member of the Nominating Committee). The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended December 31, 2001, there was one meeting of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. Resumes or other information may be sent to the Assistant Secretary of the Trust, Linda Ridolfi, PFPC, Inc., Regulatory Administration, 3rd Floor, 400 Belvue Parkway, Wilmington, DE 19809.

         The Board has a Valuation Committee, the members of which are the officers of the Trust. The Valuation Committee reviews and monitors the valuation procedures adopted by the Board, and makes determinations as to the fair value of each Fund's portfolio securities in accordance with the Trust's valuation procedures. The Valuation Committee meets on an ad hoc basis to discuss issues related to the valuation of the Funds' portfolio securities. During the fiscal year ended December 31, 2001, there were three meetings of the Valuation Committee.

         The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds' officers for the services they provide to the Funds.

         The following table sets forth, for each nominee for election as Trustee, the dollar range of equity securities beneficially owned by the nominee in each Fund and in all of the Funds in the aggregate, as of December 31, 2001.

                                                                              AGGREGATE DOLLAR RANGE OF SECURITIES
           NAME                DOLLAR RANGE OF SECURITIES IN EACH FUND       IN ALL FUNDS TO BE OVERSEEN BY NOMINEE
           ----                ---------------------------------------       --------------------------------------
  Joseph Mack              Small Cap Equity Fund: $10,001-$50,000            $10,001-$50,000
                           No Holdings in the other Funds

  James Ray Taylor         None                                              None

         None of the nominees for Trustee, or their Immediate Family Members (as defined in the 1940 Act), own beneficially or of record any securities of SBC Financial or any sub-adviser to any Fund, or any entity controlling, controlled by or under common control with SBC Financial or any sub-adviser to any Fund.





                                            By Order of the Board of Trustees,

                                            /s/ Rodney R. Miller
                                            -------------------------------

April 24, 2002                              RODNEY R. MILLER
                                            Vice President and Secretary

                                                     APPENDIX A

                        SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF A FUND

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
Flexible Income Fund (Retirement    ABSBC CAP                                            9,119,508.847      45%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Flexible Income Fund (Retirement    ABSBC CHAP                                           7,729,964.752      38%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Flexible Income Fund (Retirement    ABSBC Endowment Fund                                 1,258,836.908      6%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth & Income Fund (Retirement    ABSBC CHAP                                          38,327,268.052      45%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth & Income Fund (Retirement    ABSBC CAP                                           32,000,817.995      38%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth & Income Fund (Retirement    ABSBC Protection Benefit Plan                        4,560,978.016      5%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Capital Opportunities Fund          ABSBC CHAP                                          35,544,309.612      54%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Capital Opportunities Fund          ABSBC CAP                                           24,039,582.901      37%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Global Equity Fund (Retirement      ABSBC CHAP                                          30,378,352.855      50%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Global Equity Fund (Retirement      ABSBC CAP                                           20,179,559.791      33%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund                   ABSBC CHAP                                         265,448,340.900      29%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund                   ABSBC CAP                                          244,954,095.720      27%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190


                                                        A-1

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund                   ABSBC Growth Equity Fund                            69,596,196.030      8%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund (Retirement       ABSBC Medium-Duration Bond Fund                     62,421,058.770      7%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund (Retirement       ABSBC Value Equity Fund                             52,167,628.440      6%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Flexible Income Blended Fund                  16,356,271.846      27%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan                            15,908,479.356      26%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Growth & Income Blended Fund                  13,702,544.122      22%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Insurance Plan                                 6,730,973.218      11%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Capital Opportunities Blended Fund             5,404,720.791      9%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan                            23,334,017.922      38%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Medium-Duration Bond Fund           ABSBC Growth & Income Blended Fund                  21,352,899.369      35%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------

                                                        A-2

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
Medium-Duration Bond Fund           ABSBC Capital Opportunities Blended Fund             8,273,995.886      14%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190

----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC Growth & Income Blended Fund                   8,409,425.883      31%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan                             8,071,628.224      30%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC CHAP                                           3,912,966.094      14%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC Capital Opportunities Blended Fund             3,287,468.325      12%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC CAP                                            2,850,460.811      11%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC CHAP                                           8,569,988.407      35%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC CAP                                            7,160,244.294      30%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC Fixed Benefit Plan                             2,179,136.298      9%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC Global Equity Blended Fund                     2,089,916.636      9%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC Capital Opportunities Blended Fund             1,631,772.604      7%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------


                                                        A-3

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC Growth & Income Blended Fund                   1,449,072.570      6%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC Fixed Benefit Plan                            19,338,162.327      25%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC Global Equity Blended Fund                    17,585,206.924      23%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC Capital Opportunities Blended Fund            14,271,569.076      18%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC Growth & Income Blended Fund                  12,484,313.018      16%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC CHAP                                           6,768,392.438      9%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC CAP                                            5,028,858.369      6%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC Fixed Benefit Plan                            17,591,868.938      21%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC Global Equity Blended Fund                    16,091,198.506      19%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC CHAP                                          14,277,578.247      17%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC Capital Opportunities Blended Fund            12,963,423.645      15%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------




                                                        A-4

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                           APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC Growth & Income Blended Fund                  11,397,920.647      13%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Retirement      ABSBC CAP                                           10,201,816.684      12%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC CHAP                                           6,853,956.970      30%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC CAP                                            5,090,406.346      23%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC Global Equity Blended Fund                     3,630,974.594      16%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC Capital Opportunities Blended Fund             2,742,810.091      12%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC Growth & Income Blended Fund                   2,270,556.515      10%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund (Retirement   ABSBC Fixed Benefit Plan                             1,212,858.649      5%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC Global Equity Blended Fund                    17,423,377.066      25%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC Fixed Benefit Plan                            16,858,563.573      24%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC Capital Opportunities Blended Fund            14,016,923.700      20%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------


                                                        A-5

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC Growth & Income Blended Fund                  12,144,470.856      17%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC CHAP                                           4,072,843.008      6%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC CAP                                            3,533,892.375      5%
(Retirement Class)                  PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Flexible Income Fund                ABSBC Endowment Fund                                 1,527,494.908      94%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth & Income Fund                ABSBC Protection Benefit Plan                        1,549,586.777      88%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Capital Opportunities Fund          ABSBC Protection Benefit Plan                        1,040,582.726      92%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Global Equity Fund                  ABSBC Operating Account                              1,578,947.368      97%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund                   ABSBC Operating Account                             15,040,931.650      92%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund (Retail      ABSBC Fixed Benefit Plan                             1,526,683.186      81%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund (Retail      CITISTREET LLC                                         337,090.313      18%
Class)                              Three Pine Hill Drive
                                    Quincy, MA 02169
----------------------------------- ------------------------------------------- ----------------------- ------------
Medium-Duration Bond                ABSBC Fixed Benefit Plan                             1,545,944.841      96%
Fund (Retail Class)                 PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan                             1,531,221.432      65%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------






                                                        A-6

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ------------------------------------
Extended-Duration Bond Fund         CITISTREET LLC                                         786,283.796      33%
(Retail Class)                      Three Pine Hill Drive
                                    Quincy, MA 02169
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund                   ABSBC Fixed Benefit Plan                             1,587,301.587      93%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund                   ABSBC Fixed Benefit Plan                             1,590,668.081      95%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund                  ABSBC Fixed Benefit Plan                             1,559,251.559      93%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan                             1,535,312.180      96%
(Retail Class)                      PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund (Retail   ABSBC Fixed Benefit Plan                             1,628,664.495      98%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Money Market Fund                   ABSBC Operating Account                              6,022,054.330     100%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Low-Duration Bond Fund              ABSBC Fixed Benefit Plan                               612,941.834     100%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Medium-Duration Bond Fund           ABSBC Fixed Benefit Plan                               621,951.648     100%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Extended-Duration Bond Fund         ABSBC Fixed Benefit Plan                               612,199.785     100%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Equity Index Fund (Institutional    ABSBC Fixed Benefit Plan                               638,297.872     100%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Value Equity Fund (Institutional    ABSBC Fixed Benefit Plan                               634,249.471      99%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
Growth Equity Fund (Institutional   ABSBC Fixed Benefit Plan                               622,406.639     100%
Class)                              PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------


                                                        A-7

----------------------------------- ------------------------------------------- ------------------------------------
                                                                                  NUMBER AND PERCENTAGE OF SHARES
                                                                                            OWNED AS OF
                                                                                          APRIL 15, 2002
                                                                                   *(PERCENTAGE OF SHARES OWNED
                                                                                   ROUNDED TO THE NEAREST WHOLE
NAME OF FUND                        SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
-------------                       ----------------------------                            -----------
----------------------------------- ------------------------------------------- ------------------------------------
Small Cap Equity Fund               ABSBC Fixed Benefit Plan                               612,244.898      99%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------
International Equity Fund           ABSBC Fixed Benefit Plan                               645,855.759     100%
(Institutional Class)               PO BOX 2190
                                    Dallas, Texas   75221-2190
----------------------------------- ------------------------------------------- ----------------------- ------------




























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